UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36193	26-1469215
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

955 Chesterbrook Boulevard, Suite 110

Chesterbrook, PA 19087

(Address of principal executive offices and zip code)

(610) 354-8840

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TRVN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

In connection with the Annual Meeting, there were 161,273,660 shares outstanding as of the March 19, 2021 record date, of which 107,400,150 shares, or approximately 66.59%, were present or represented by proxy at the Annual Meeting. With respect to the matters submitted for a vote of stockholders at the Annual Meeting: (i) Proposal 1: each of the Class II directors nominated were elected to serve until the expiration of their term as provided in the proxy statement, (ii) Proposal 2: the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified, (iii) Proposal 3: approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers as disclosed in the proxy statement was approved, (iv)  Proposal 4: Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 200,000,000 to 300,000,000 was withdrawn at the meeting and no votes were taken on Proposal 4. Set forth below are the voting results for each such matter.

Proposal 1 — Election of Directors

The following two Class II directors were elected to serve for three-year terms until the 2024 annual meeting of stockholders and until their respective successors are elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Marvin H. Johnson, Jr.	59,877,942	9,571,197	37,951,011
Jake R. Nunn	59,162,291	10,286,848	37,951,011

Proposal 2 — Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

For	Against	Abstain	Broker Non-Votes
93,852,351	11,799,163	1,748,636	0

Proposal 3 — Approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the proxy statement.

For	Against	Abstain	Broker Non-Votes
47,704,629	18,631,963	3,112,547	37,951,011

Proposal 4 - Withdrawn.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVENA, INC.

Date: May 14, 2021	By:	/s/ Barry Shin
Barry Shin
Senior Vice President, Chief Financial Officer